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                                                                      Exhibit 24


                                POWER OF ATTORNEY

The undersigned directors and/or officers of Dana Corporation (the "Company") hereby appoint Sue A. Griffin, Charles W. Hinde, Southwood J. Morcott, John S. Simpson, and Martin J. Strobel, and each of them severally, as their true and lawful attorneys-in-fact, (i) to execute, in their names and capacities as directors and/or officers of the Company, a registration statement on Form S-8 and all exhibits, amendments and supplements thereto to register the Common Stock of the Company authorized for issuance pursuant to the Dana Corporation 1998 Directors' Stock Option Plan, and (ii) to file, in the name and on behalf of the Company, such registration statement and any related documents with the Securities and Exchange Commission under the Securities Act of 1933, as amended and/or the Securities Exchange Act of 1934, as amended.

This Power of Attorney automatically ends as to each appointee upon the termination of his or her service with the Company.

In witness whereof, the undersigned have executed this instrument on April 20, 1998.


/s/ B. F. Bailar                            /s/ R. B. Priory
---------------------------                 ----------------------------
B. F. Bailar                                R. B. Priory

/s/ E. M. Carpenter                         /s J. D. Stevenson
---------------------------                 ----------------------------
E. M. Carpenter                             J. D. Stevenson

/s/ E. Clark                                /s/ T. B. Sumner, Jr.
---------------------------                 ----------------------------
E. Clark                                    T. B. Sumner, Jr.

/s/ G. H. Hiner                             /s/ S. A Griffin
---------------------------                 ----------------------------
G. H. Hiner                                 S. A. Griffin

/s/ J. M. Magliochetti                      /s/ C. W. Hinde
---------------------------                 ----------------------------
J. M. Magliochetti                          C. W. Hinde

/s/ M. R. Marks                             /s/ J. S. Simpson
---------------------------                 ----------------------------
M. R. Marks                                 J. S. Simpson

/s/ S. J. Morcott                           /s/ M. J. Strobel
---------------------------                 ----------------------------
S. J. Morcott                               M. J. Strobel



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